                                                                    EXHIBIT 24.2








                 CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We have issued our report dated June 18, 1996 accompanying the consolidated financial statements included in the Annual Report of AVIC Group International, Inc. on Form 10-KSB for the year ended March 31, 1996. We hereby consent to the incorporation by reference of said report in this Registration Statement on Form S-8.


SINGER LEWAK GREENBAUM & GOLDSTEIN LLP


Los Angeles, California
November 4, 1996